Psyence Labs Ltd. Investment	6 Months Ended
Sep. 30, 2025
Psyence Labs Ltd. Investment [Abstract]
Psyence Labs Ltd. Investment

13. Psyence Labs Ltd. Investment

During the year ended March 31, 2025, the Company acquired 1,000 shares in Psyence Labs Ltd. (PsyLabs) in exchange for shares in the Company. PsyLabs is a private company headquartered in the British Virgin Islands. PsyLabs is focused on the production of psychedelic active pharmaceutical ingredients and extracts.

On April 15, 2025 the Company acquired an additional 250 shares in Psyence Labs Ltd for total consideration of $500,000 in cash.

On August 15, 2025 the Company acquired an additional 1,750 shares in Psyence Labs Ltd for total consideration of $3,500,000 in cash.

As at September 30, 2024, the Company held 17% of the outstanding shares in Psyence Labs Ltd.

Fair Value Assessment

As at September 30, 2025, the Company determined the fair value of its investment in PsyLabs to be $5,172,000, based on a recent arm’s length subscription transaction by a third-party investor at $1,724 (March 31, 2025 - $745) per PsyLabs share. This price was considered to represent a Level 2 input under the fair value hierarchy in accordance with IFRS 13 – Fair Value Measurement, as it reflects observable market-based pricing for an identical equity instrument in an active negotiation with a market participant. The fair value hierarchy measurement was unchanged from March 31, 2025.

As a result, the Company recognized an unrealized fair value gain of $427,000 in the condensed consolidated statement of profit or loss and other comprehensive income for the period ended September 30, 2025, in accordance with IFRS 9 – Financial Instruments, as the investment is classified as a financial asset measured at fair value through profit or loss (FVTPL).